SUPPLEMENT DATED JANUARY 2, 1996 TO PROSPECTUS DATED APRIL 3, 1995

                                     FOR

                            LANDMARK BALANCED FUND
                             LANDMARK EQUITY FUND
                        LANDMARK SMALL CAP EQUITY FUND


The third, fourth and fifth paragraphs under "Management -- Investment Adviser" on pages 18-19 of the Prospectus are deleted and replaced in their entirety by the following:

  BALANCED FUND. Grant D. Hobson, Richard Goldman and Mark Lindbloom are the managers of the Balanced Fund. Mr. Hobson and Mr. Goldman manage the equity portion of the portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department. Mr. Lindbloom manages the fixed income portion of the portfolio. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

  EQUITY FUND. Mr. Hobson and Mr. Goldman serve as managers of the Equity Fund. Their investment management experience is described above.

  SMALL CAP EQUITY FUND. David N. Pearl manages the Small Cap Equity Fund. Mr. Pearl is a portfolio manager of U.S. equity assets for institutional clients, and joined Citibank in 1994. Prior to joining Citibank he worked as a portfolio manager at both Fleming Capital Management and Bankers Trust Company.

The "Investment Information -- Investment Policies" section on page 8 of the Prospectus and the "Risk Considerations" section on pages 7-11 of the Prospectus are hereby amended for the Balanced Fund by the addition of the following:

  The Balanced Fund may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives". Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Balanced Fund are standardized contracts traded on commodities exchanges or boards of trade.

  When the Balanced Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Balanced Fund does not currently intend to enter into a futures contract if, as a result, the initial margin deposits on all of its futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Balanced Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's other assets and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

  The ability of the Balanced Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, although the Balanced Fund will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

  The use of futures contracts potentially exposes the Balanced Fund to the effects of "leveraging", which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Funds' Statement of Additional Information.

  The use of futures by the Balanced Fund and some of their risks are described more fully in the Funds' Statement of Additional Information.